SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549




                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                 Date of Report:
                                October 15, 2004





                                 CRIIMI MAE INC.
             (Exact name of registrant as specified in its charter)

         Maryland                       1-10360                  52-1622022
(State or other jurisdiction          (Commission             (I.R.S. Employer
     of incorporation)                File Number)           Identification No.)







                              11200 Rockville Pike
                            Rockville, Maryland 20852
   (Address of principal executive offices, including zip code, of Registrant)

                                 (301) 816-2300
              (Registrant's telephone number, including area code)

         Item 8.01.  Other Events

     CRIIMI MAE Inc. grants various awards to its directors, executive and other officers under the CRIIMI MAE Inc. 2001 Stock Incentive Plan and the CRIIMI MAE Inc. Deferred Compensation Plan. Forms of award grant agreements are attached hereto as exhibits and are hereby incorporated by reference.



     Item 9.01. Financial Statements and Exhibits

     (c) Exhibits.

     The following are filed as exhibits to this report::

     9.1 Form of Restricted Stock Unit Award Agreement for Executive Officers

     9.2 Form of Restricted Stock Unit Award Agreement for Directors

     9.3 Form of Restricted Stock Award Agreement for Executive Officers

     9.4 Form of Restricted Stock Award Agreement for Directors

     9.5 CRIIMI MAE Inc. Incentive Stock Option Agreement for Executive Officers

     9.6 CRIIMI MAE Inc. Incentive Stock Option Agreement for Non-Named Executive Officers

     9.7 CRIIMI MAE Inc. Nonqualified Stock Option Agreement for Executive Officers

     9.8 CRIIMI MAE Inc. Nonqualified Stock Option Agreement for Non-Named Executive Officers

                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                   CRIIMI MAE Inc.



Dated: October 15, 2004                            By:/s/Mark A. Libera
                                                      -------------------------
                                                      Mark A. Libera
                                                      Vice President
                                                      Acting General Counsel

                                  EXHIBIT INDEX

Exhibit
No.
--------------------------------------------------------------------------------


* 9.1   Form of Restricted Stock Unit Award Agreement for Executive Officers

* 9.2   Form of Restricted Stock Unit Award Agreement for Directors

* 9.3   Form of Restricted Stock Award Agreement for Executive Officers

* 9.4   Form of Restricted Stock Award Agreement for Directors

* 9.5   CRIIMI MAE Inc. Incentive Stock Option Agreement for Executive Officers

* 9.6 CRIIMI MAE Inc. Incentive Stock Option Agreement for Non-Named Executive Officers

* 9.7   CRIIMI MAE Inc. Nonqualified Stock Option Agreement for Executive
        Officers

* 9.8 CRIIMI MAE Inc. Nonqualified Stock Option Agreement for Non-Named Executive Officers



*Filed herewith